                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: DECEMBER 23, 2004

                       MULTI MEDIA TUTORIAL SERVICES, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its chapter)

                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)

                                    001-25758
                                    ---------
                            (Commission File Number)

                                   73-1293914
                                   ----------
                        (IRS Employer Identification No.)

                       MULTI MEDIA TUTORIAL SERVICES, INC.
                       -----------------------------------

                                205 KINGS HIGHWAY
                            BROOKLYN, NEW YORK 11223
                            ------------------------
               (Address of principal executive offices) (Zip Code)



INFORMATION TO BE INCLUDED IN THE REPORT

MULTI MEDIA TUTORIAL SERVICES, INC. is referred to hereafter as "the Company," "we," or "our."


ITEM 4.01. CHANGE IN MULTI MEDIA TUTORIAL SERVICES, INC.'S CERTIFYING ACCOUNTANT
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(a)      Former independent accountants

         i. Don Fuchs, CPA has resigned effective December 23, 2004.

         ii. Mr. Fuchs' report on financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion nor was it modified as to uncertainty, audit scope, or accounting principles.

         iii. Our Board of Directors approved and accepted Mr. Fuchs' resignation.

         iv. There were no disagreements with Mr. Fuchs.

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(b)      New independent accountants

         We have engaged Sherb & Co, LLP as our new independent accountants effective December 23, 2004.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.
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(c) EXHIBITS.

Exhibit 10.1      Press Release



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2004            MULTI MEDIA TUTORIAL SERVICES, INC.

                                            BY: /S/ BARRY REICHMAN
                                                --------------------------------
                                                     Name: Barry Reichman
                                                     Title: CEO and President


Multi Media Tutorial Services, Inc. Safe Harbor Statement

This news release contains forward-looking statements that are subject to certain risks and uncertainties that may cause actual results to differ materially from those projected on the basis of such forward-looking statements. The words "estimate," "project," "intends," "expects," "believes," and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are made based on management's beliefs, as well as assumptions made by, and information currently available to, management pursuant to the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995. For a more complete description of these and other risk factors that may affect the future performance of Multi Media Tutorial Services, Inc., see "Risk Factors" in the Company's Annual Report on Form 10- KSB and its other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made and the Company undertakes no obligation to disclose any revision to these forward-looking statements to reflect events or circumstances after the date made or to reflect the occurrence of unanticipated events.

For additional information contact:

Multi Media Tutorial Services, Inc.
CONTACT: Barry Reichman, CEO and President
718-758-3807

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                            UNANIMOUS WRITTEN CONSENT
                              IN LIEU OF A MEETING
                                       OF
                             THE BOARD OF DIRECTORS
                                       OF
                       Multi Media Tutorial Services, Inc.
                               -------------------
                                   RESOLUTION

                              TO CHANGE ACCOUNTANTS

                               -------------------


         The undersigned, being all the members of the Board of Directors of Multi Media Tutorial Services, Inc., a Delaware corporation (the "Corporation"), in accordance with Section 141(f) of the General Corporation Law of the State of Delaware, hereby adopt the following resolutions with the same force and effect as if presented to and adopted at a meeting of the Board, duly called and held:

                  RESOLVED, that the Board of Directors hereby accepts the resignation of Don Fuchs, effective December 23, 2004; and

                  FURTHER RESOLVED, that the Board of Director hereby ratifies, approves and confirms the hiring of Sherb & Co, LLP as the Company's new accountants effective December 23, 2004; and

                  FURTHER RESOLVED, that the Board of Directors hereby ratifies, approves and confirms the preparation, execution and filing, in the name of and on behalf of the Corporation, of the Form 8-K any and all exhibits, documents, instruments and papers with such regulatory authorities in connection with the change in accountants; and that the Board of Directors hereby ratifies, approves and confirms the taking of all necessary steps in connection with the filing of the Form 8-K; and

                  FURTHER RESOLVED, that the proper officers of the Corporation be, and each of them hereby is, authorized and empowered, in the name of and on behalf of the Corporation, to execute all such further documents, certificates or instruments, and to take all such further action, as any such officer may deem necessary, proper, convenient or desirable in order to carry out each of the foregoing resolutions and in order to carry out each of the intents thereof, and that all such actions taken by the officers of the Corporation to date, in connection with the foregoing resolutions, are hereby in all respects confirmed, ratified and approved.

         This Written Consent shall be added to the corporate records of this Corporation and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held by the Board of Directors of this Corporation. This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Written Consent.

         IN WITNESS WHEREOF, we have executed this Consent as of the 23rd day of December, 2004.


/S/ Anne Reichman                           /S/ Barry Reichman
-------------------------------             ---------------------------------
Anne Reichman                               Barry Reichman

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